OTHER RECEIVABLES (Details) ¥ in Thousands, $ in Thousands		Jun. 30, 2023 USD ($)	Jun. 30, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Notes and other explanatory information [abstract]
Loans to an unrelated company	[1]	$ 12,022	¥ 87,200	¥ 83,600
Deposit		76	556	790
Others		138	1,000	1,000
Financia assets amount		12,236	88,756	85,390
Staff advance		35	249	237
Others		12	87	90
Total amount		47	336	327
Impairment allowance		(1,353)	(9,813)	(2,984)
Total		$ 10,930	¥ 79,279	¥ 82,733

[1]	The balance as of June 30, 2023 consisted of a loan in the amount of CNY80,000 (US$11,029) and the corresponding interest receivable amounted to CNY7,200 (US$993) from an unrelated company, Shenzhen Chaopeng Investment Co., Ltd. The loan was extended for another year to June 30, 2024 when it was due to mature on June 30, 2023. The loan is interest-bearing at a rate of 9% per annum and guaranteed by Shenzhen Feishang Investment Co., Limited, a company unrelated to the Group.